[BANK ONE LOGO]

                                PROMISSORY NOTE

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   Principal          Loan Date      Maturity      Loan No.      Call       Collateral       Account        Officer     Initials
$25,000,000.00       01-06-2000     04-30-2001                  208725          326         7241424012        37776
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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

BORROWER: HYPERCOM FINANCIAL INC., an        LENDER: Bank One, Arizona, NA
          Arizona corporation                        Phoenix Commercial Banking
          2851 W. Kathleen Road                      201 North Central
          Phoenix, AZ 85023                          Phoenix, AZ 85004
================================================================================

PRINCIPAL AMOUNT: $25,000,000.00                   DATE OF NOTE: JANUARY 6, 2000

PROMISE TO PAY. FOR VALUE RECEIVED, HYPERCOM FINANCIAL, INC., AN ARIZONA CORPORATION ("BORROWER") PROMISES TO PAY TO BANK ONE, ARIZONA, NA ("LENDER"), OR ODER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWENTY FIVE MILLION & 00/100 DOLLARS ($25,000,000.00) ("TOTAL PRINCIPAL AMOUNT") OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE FROM THE DATE ADVANCED UNTIL PAID IN FULL.

PAYMENT. THIS NOTE SHALL BE PAYABLE AS FOLLOWS: INTEREST SHALL BE DUE AND PAYABLE MONTHLY AS IT ACCRUES, COMMENCING ON JANUARY 31, 2000 AND CONTINUING ON THE SAME DAY OF EACH MONTH THEREAFTER DURING THE TERM OF THIS NOTE, AND THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ALL ACCRUED BUT
UNPAID INTEREST, SHALL BE DUE AND PAYABLE ON APRIL 30, 2001. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at the address designated by Lender from time to time in writing. If any payment of principal or of interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. As used herein, the term "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, upon delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued but unpaid interest on this Note. If this
Note is governed by or is executed in connection with a loan agreement, this
Note is subject to the terms and provisions thereof.

VARIABLE INTEREST RATE. THE INTEREST RATE ON THIS NOTE IS SUBJECT TO FLUCTUATION BASED UPON THE PRIME RATE OF INTEREST IN EFFECT FROM TIME TO TIME (THE "INDEX") (WHICH RATE MAY NOT BE THE LOWEST, BEST OR MOST FAVORABLE RATE OF INTEREST
WHICH LENDER MAY CHARGE ON LOANS TO ITS CUSTOMERS). "PRIME RATE" SHALL MEAN THE RATE ANNOUNCED FROM TIME TO TIME BY LENDER AS ITS PRIME RATE. EACH CHANGE IN
THE RATE TO BE CHARGED ON THIS NOTE WILL BECOME EFFECTIVE WITHOUT NOTICE ON THE SAME DAY AS THE INDEX CHANGES. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL ACCRUE INTEREST AT A RATE PER ANNUM WHICH WILL FROM TIME TO TIME BE EQUAL TO THE SUM OF THE INDEX, PLUS 0.000%. NOTICE:
UNDER NO CIRCUMSTANCES WILL THE INTEREST RATE ON THIS NOTE BE MORE THAN THE MAXIMUM RATE ALLOWED BY APPLICABLE LAW.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

LATE CHARGE. If a payment IS 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $25.00, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment of principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Lender;
(b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "RELATED DOCUMENTS"); (c) Any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (d) Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws; (e) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Lender; (f) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (g) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise.

LENDER'S RIGHTS. Upon default, Lender may at its option, without further notice or demand (i) declare the entire unpaid principal balance on this Note, all accrued unpaid interest and all other costs and expenses for which Borrower is responsible for under this Note and any other Related Document immediately due,
(ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies and recourses available to the Lender, including without limitation, any such rights, remedies or recourses under the Related Documents, at law or in equity, or (v) pursue any combination of the foregoing. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note 3.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire an attorney to help collect this Note if Borrower does not pay and Borrower will pay Lender's reasonable attorneys' fees and all other costs of collection, unless prohibited by applicable law. This Note has been delivered to Lender and accepted by Lender in the State of Arizona. Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Arizona without regard to any conflict of laws or provisions thereof.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family, or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

JURY WAIVER. THE BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS NOTE.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts
Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid principal balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender.

ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American
Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a

                                PROMISSORY NOTE                           Page 2
                                  (Continued)

===============================================================================

waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust of mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statue of limitation, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

ADDITIONAL PROVISION REGARDING LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater" "up to the maximum amount of One Thousand Five Hundred Dollars ($1500.00) per late charge."

ADDENDUM. An addendum, titled "ADDENDUM", is attached to this document and by this reference is made a part of this document just as if all the provisions, terms and conditions of the ADDENDUM had been fully set forth in this document.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signed this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice of anyone other than the party with whom the modification is made.

EFFECTIVE RATE. Borrower agrees to an effective rate of interest that is the rate specified in this Note plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Note.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

HYPERCOM FINANCIAL, INC., an Arizona corporation





By:  /s/ Scott Tsujita
    ------------------------
    Scott Tsujita, Treasurer

                                    ADDENDUM

===============================================================================

Borrower: HYPERCOM FINANCIAL                      Lender: Bank One, Arizona, NA
          2851 West Kathleen Road                         Commercial Banking
          Phoenix, AZ 85023-4053                          201 N. Central Avenue
                                                          Phoenix, AZ 84004

===============================================================================

THIS ADDENDUM is executed with respect to the Promissory Note in the original principal amount of $25,000,000.00 dated January 6, 2000 and maturing on April 30, 2001 ("Note"), made by HYPERCOM FINANCIAL, INC., an Arizona corporation ("Borrower") payable to the order of Bank One, Arizona, NA ("Lender") and is hereby incorporated into and made a part of the Note.

1. The paragraph in the Note having the caption "VARIABLE INTEREST RATE" is hereby deleted in its entirety.

2. The following terms shall have the following meanings when used in this Addendum. Capitalized terms not otherwise defined herein shall have the meanings of such terms in the Note.

"INTEREST PERIOD" means a period commencing on the date selected by Borrower and ending on the last day of the period selected by Borrower as provided herein. Each Interest Period shall be of a duration of either one, three or six months, as selected by Borrower as provided herein; provided, however, that: (i) Interest Periods commencing on the same date shall be of the same duration; (ii) Whenever the last day of an Interest Period would otherwise occur on a day other than a Business Day, the last day of the Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that if the extension would cause the last day of the Interest Period to occur in the next following calendar month, the last day of the Interest Period shall occur on the next preceding Business Day; and (iii) No Interest Period shall extend beyond the maturity of the Note.

"LIBOR RATE" means the sum of (i) two and three quarters percent (2.75%) per annum, and (ii) the offered rate for the period equal to or next greater than the Interest Period for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of the Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate. Provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

"LIBOR RATE AMOUNT" means some or all of the indebtedness that bears or is requested to bear interest at the Libor Rate.

"LONDON BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

"VARIABLE INTEREST RATE" means the rate per annum equal to the sum of (i) zero percent (0%) per annum, and (ii) the rate announced from time to time by Lender as its prime rate ("Index"), which may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers. Each change in the Variable Interest Rate will become effective without notice on the same day as the Index changes.

"VARIABLE RATE AMOUNT" means some or all or the indebtedness that bears or that is requested to bear interest at the Variable Interest Rate.

3. Notwithstanding any provision of the Note or the Related Documents to the contrary, Borrower may elect that, as of any Business Day designated by Borrower, upon notice that is received by Lender not later than noon (Phoenix, Arizona local time) two (2) Business Days prior to such designated date, interest on a Libor Rate Amount shall accrue at a Libor Rate during an Interest Period. Each such notice shall specify (i) such designated date, (ii) the amount of such Libor Rate Amount, and (iii) the Interest Period. In addition, Borrower may as of any designated Business Day, upon notice that is received by Lender not the Interest Period. In addition, Borrower may as of any designated Business Day, upon notice that is received by Lender not later than noon (Phoenix, Arizona local time) two (2) Business Days prior to such designated Business Day, convert a Libor Rate Amount into a Variable Rate Amount or continue a Libor Rate Amount as a Libor Rate Amount for a new Interest Period, provided, that Borrower may make such conversion or continuation only on the last day of the Interest Period. Each such notice of conversion or continuation shall specify (A) the date of such conversion or continuation, (B) the amount to be converted or continued, and (C) the Interest Period. Any amount not complying with the foregoing requirements for an amount bearing interest at the Libor Rate shall bear interest at the Variable Interest Rate. Any Libor Rate Amount not continued as a Libor Rate Amount in compliance with the foregoing requirements shall, after the end of the Interest Period, bear interest at the Variable Interest Rate, whether or not Borrower has expressly elected to convert the Libor Rate Amount to a Variable Rate Amount. Lender shall be entitled to fund and maintain its funding of all or any part of the Note in any manner it sees fit.

4. A Libor Rate Amount must be in a minimum amount of $1,000,000.00 with increments of $500,000.00 thereafter and there shall be no more than five (5) Libor Rate Amounts outstanding at any one time.

5. Borrower shall pay to Lender from time to time such amounts as Lender may determine to be necessary to compensate Lender for any costs incurred by Lender which Lender determines are attributable to its making or maintaining any Libor Rate Amount hereunder or its obligation to make any such Libor Rate Amount hereunder, or any reduction in any amount receivable by Lender under the Note in respect of any such Libor Rate Amount or such obligation (such increases in costs and reductions in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of the Note in U.S. federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including Lender of or under any U.S. federal, state, municipal, or any foreign laws or regulations (whether or not having the force of law) by any court of governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (1) changes the basis of taxation of any amounts payable to Lender under the Note in respect of any such Libor Rate Amount (other than taxes imposed on the overall net income of the Lender); or (2) imposes or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of Lender (including any such Libor Rate Amount or any deposits referred to in the definition of any Libor Rate Amount); or (3) imposes any other condition affecting this Note (or any of such extensions of credit or liabilities). Lender will notify the Borrower of any event occurring after the date of the Note which will entitle Lender to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Lender for purposes of this paragraph of the effect of any Regulatory Change in its costs of making or maintaining Libor Rate Amount or on amounts receivable by it in respect of Libor Rate Amount, and of the additional amounts required to compensate Lender in respect of any Additional Costs, shall be presumed prima facie correct.

6. In respect to any Libor Rate Amount, in the event that Lender shall have determined that dollar deposits of the relevant amount for the relevant Interest Period for such Libor Rate Amount are not available or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the Libor Rate applicable to such Interest Period in the manner provided in the definition of such term, as the case may be, Lender shall promptly give notice of such determination to the Borrower and (i) any notice of new Libor Rate Amounts (or conversion of existing Libor Rate Amounts or Variable Rate Amounts to Libor Rate Amounts) previously given by the Borrower and not yet borrowed (or converted, as the case may be) shall be deemed a notice that such amounts shall bear interest at the Variable Interest Rate, and (ii) the Borrower shall be obligated either to repay or to convert any outstanding Libor Rate Amounts on the last day of the then current Interest Period or Periods with respect thereto, as Borrower shall elect.

7. If at any time any new law, treaty or regulation enacted after the date hereof, or any change after the date hereof in any existing law, treaty or regulation, or any interpretation thereof after the date hereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for Lender to fund any Libor Rate Amounts which it is committed to make hereunder with moneys obtained in the London interbank market, the commitment of Lender to fund Libor Rate Amounts shall, upon the happening of such event forthwith be suspended for the duration of such illegality, and Lender shall by written notice to the Borrower declare that the commitment with respect to such loans has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and Lender shall similarly notify the Borrower. If any such change shall make it unlawful for Lender to continue in effect the funding in the applicable London interbank market of any Libor Rate Amount previously made by it hereunder, Lender shall, upon the happening of any such event, notify the Borrower in writing stating the reasons therefor, and the Borrower shall, on the earlier of (i) the last day of then current Interest Period or (ii) if required by such law, regulation, or interpretation, on such date as shall be specified in such notice, either convert all Libor Rate Amounts to Variable Rate Amounts or prepay all Libor Rate Amounts to Lender in full, as Borrower shall elect.

8. Notwithstanding any provision of the Note to the contrary, all accrued interest on each Libor Rate Amount shall be due and payable (i) monthly on the date in each month during the Interest Period which is the numerical equivalent of the first day of the Interest Period (or if no such date in any month, then on the last day of such month) and (ii) on the last day of the Interest Period. Interest on Variable Rate Amounts shall be due and payable monthly as provided in the Note.

9. The paragraph of the Note having the caption "PREPAYMENT" is hereby deleted in its entirety and the following paragraph is here substituted in lieu thereof:

PREPAYMENT. Borrower may prepay all or any portion of a Variable Rate Amount at any time without payment of premium or penalty. Borrower may prepay all or any portion of a Libor Rate Amount, provided that if Borrower makes any such prepayment other than on the last day of the Interest Period, Borrower shall pay all accrued interest on the principal amount prepaid with such prepayment and, on demand, shall reimburse Lender and hold Lender harmless from all losses and expenses incurred by Lender as a result of such prepayment, including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid. Such reimbursement shall be calculated as though Lender funded the principal amount prepaid through the purchase of U.S. Dollar deposits in the London, England interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Libor Rate for such Interest Period, whether in fact that is the case or not. Lender's determination of the amount of such reimbursement shall be conclusive in the absence of manifest error.

10. Except as expressly modified by this Addendum, all of the terms and conditions of the Note continue unchanged and in full force and effect.

Dated with effect as of the date of the Note.

LENDER

BANK ONE, ARIZONA, NA


By: /s/ Scott T. Schaefer
    ----------------------------------------
    Scott T. Schaefer, Senior Vice President


BORROWER


HYPERCOM FINANCIAL, INC., an Arizona corporation



By:  /s/ Scott Tsujita
     ----------------------------------------
     Scott Tsujita, Treasurer

[BANK ONE LOGO]

                                 LOAN AGREEMENT


---------------------------------------------------------------------------------------------------------------------------------
Principal          Loan Date       Maturity        Loan No      Call        Collateral      Account         Officer      Initials
$25,000,000.00     01-06-2000      04-30-2001                   108714      326             7241424012      37776
---------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------------------

BORROWER: HYPERCOM FINANCIAL, INC., an Arizona                                              LENDER: Bank One, Arizona, NA
          corporation                                                                               Phoenix Commercial Banking
          2851 W. Kathleen Road                                                                     201 North Central
          Phoenix, AZ 85023                                                                         Phoenix, AZ 85004
=================================================================================================================================


THIS LOAN AGREEMENT between HYPERCOM FINANCIAL, INC., an Arizona corporation ("Borrower") and Bank One, Arizona, NA ("Lender") is made and executed as of January 6, 2000. This Agreement governs all loans, credit facilities and/or other financial accommodations described herein and, unless otherwise agreed to in writing by Lender and Borrower, all other present and future loans, credit facilities and other financial accommodations provided by Lender to Borrower. All such loans, credit facilities and other financial accommodations, together with all renewals, extensions and modifications thereof, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; and (b) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of January 6, 2000, and shall continue thereafter until all Loans and other obligations owing by Borrower to Lender hereunder have been paid in full and Lender has no commitments or obligations to make further Advances under the Loans to Borrower.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Arizona. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Loan Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time.

     ACCOUNT. The word "Account" means a trade account receivable of * for goods sold or leased or for services rendered by Borrower in the ordinary course of its business.

     ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

     ADVANCE. The word "Advance" means any advance or other disbursement of Loan proceeds under this Agreement.

     BORROWER. The word "Borrower" means HYPERCOM FINANCIAL, INC., an Arizona corporation.

     BORROWING BASE. The words "Borrowing Base" mean the sum of (i) 80.000% of the aggregate amount of Eligible Accounts, plus (ii) 50.000% of the aggregate amount of Eligible Inventory.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral for any Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     COMMITTED SUM. The words "Committed Sum" mean an amount equal to $25,000,000.00.

     ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of
      * Accounts which contain terms and conditions acceptable to Lender and in which Lender has a first lien security interest, less the amount of all returns, discounts, credits, and offsets of any nature; provided, however, unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

          (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of * and to which the Account Debtor is a subsidiary of, or affiliated with or related to * or its shareholders, officers, or directors.

          (b) All Accounts with respect to which * has furnished a payment and/or performance bond and that portion of any Accounts for or representing retainage, if any, until all prerequisites to the immediate payment of such retainage have been satisfied.

          (c) Accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional.

          (d) Accounts with respect to which the Account Debtor is not a resident of, or whose principal place of business is located outside of, the United States or its territories, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender in its sole and absolute discretion.

          (e) Accounts with respect to which * is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (f) Accounts which are subject to dispute, counterclaim, or setoff.

          (g) Accounts with respect to which all goods have not been shipped or delivered, or all services have not been rendered, to the Account Debtor.

          (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

          (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States, except to the extent an acknowledgement of assignment to Lender of any such Accounts in compliance with the Federal Assignment of Claims Act and other applicable laws has been received by Lender.

          (k) Accounts which have not been paid or are not due and payable in full within 90 days from the original invoice date.

     ELIGIBLE INVENTORY. The words "Eligible Inventory" mean, at any time, the aggregate value of all of * inventory as defined below except:

          (a) Inventory which is not owned by * free and clear of all security interests, liens, encumbrances, and claims of third parties except Lender's security interest.

          (b) Inventory which Lender, in its sole and absolute discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

          (c) Inventory which has been returned or rejected.

          (d) Inventory which is held by others on consignment, sale on approval or otherwise not in * physical possession, except upon the written consent of Lender.

          (e) Inventory located outside the United States.

          (f) net of Accounts Payable.

     For purposes of this Agreement, Eligible Inventory shall be valued at the lower of cost or market value.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     GRANTOR. The word "Grantor" means and includes each and all of the persons or entities granting a Security Interest in any Collateral for any of the Loans.

     GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties for any of the Loans.

----------
  * All references to Borrower in the Definitions section shall mean HYPERCOM CORPORATION, a Delaware corporation

01-06-2000                          LOAN AGREEMENT                      Page 2
Loan No                              (Continued)
==============================================================================

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

     INVENTORY. The word "Inventory" means all raw materials and all tangible personal property, goods, merchandise and other personal property now owned or hereafter acquired by * which is held for sale or lease in the ordinary course of Borrower's business, excluding all work in progress, spare parts, packaging materials, supplies and any advertising costs capitalized into inventory.

     LENDER. The word "Lender" means Bank One, Arizona, NA, its successors and assigns.

     LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     NOTE. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any amendment, modification, renewal or replacement thereof.

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either (i) not yet due, or (ii) being contested in good faith by appropriate proceedings and for which Borrower has established adequate reserves; (c) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure any indebtedness permitted under this Agreement; and (d) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of security interest, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

LINE OF CREDIT. Subject to the other terms and conditions herein, Lender hereby establishes a Line of Credit for Borrower through which Lender agrees to make advances to Borrower from time to time from the effective date of this Agreement until the maturity date of the Note evidencing the Line of Credit, provided the aggregate amount of such advances outstanding at any time does not exceed the lesser of the amount equal to the Borrowing Base or an amount equal to the Committed Sum. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement.

     BORROWING BASE COMPLIANCE. If at any time the aggregate principal amount outstanding under the Line of Credit shall exceed the applicable Borrowing Base, Borrower shall pay to Lender an amount equal to the difference between the outstanding principal balance under the Line of Credit and the Borrowing Base.

     REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; and (b) All Account Information listed on reports and schedules delivered to Lender will be true and correct, subject to immaterial variance.

     REPRESENTATIONS AND WARRANTIES CONCERNING INVENTORY. With respect to the Inventory, Borrower represents and warrants to Lender: (a) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (b) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) The value of the Inventory will be determined on a consistent accounting basis; (d) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; and (e) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an Advance, as of the date of any renewal, extension or modification of any Loan, and at all times any Loans or Lender's commitment to make Loans hereunder is outstanding:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Arizona and is duly qualified and in good standing in all other states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents to which Borrower is a party have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or
     (b) any law, governmental regulation, court decree, or order applicable to Borrower. Borrower has all requisite power and authority to execute and deliver this Agreement and all other Related Documents to which Borrower is a party.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely discloses Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations excepts as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement and all other Related Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     PROPERTIES. Except for Permitted Liens, Borrower is the sole owner of, and has good title to, all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last six (6) years.

     COMPLIANCE. Except as disclosed in writing to Lender (a) Borrower is conducting Borrower's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters, and (b) Borrower otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage of any toxic or hazardous substance or solid waste.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may in any one case or in the aggregate materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. All tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those that have been disclosed in writing to Lender which are presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to and approved by Lender in writing, Borrower has not entered into any Security Agreements, granted a Security Interest or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral, except in favor of Lender.

     LICENSES, TRADEMARKS AND PATENTS. Borrower possesses and will continue to possess all permits, licenses, trademarks, patents and rights

01-06-2000                         LOAN AGREEMENT                        Page 3
Loan No                             (Continued)
================================================================================

     thereto which are needed to conduct Borrower's business and Borrower's business does not conflict with or violate any valid rights of others with respect to the foregoing.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes approved by Lender and such proceeds will not be used for the purchasing or carrying of "margin stock" as defined in Regulation U issued by the Board of Governors of the Federal Reserve System.

     INELIGIBLE SECURITIES. No portion or any advance or Loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by Lender or any other affiliate of Banc One Corporation during the underwriting period and for 30 days thereafter.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's chief executive office if Borrower has more than one place of business, is located at 2851 W. Kathleen Road, Phoenix, AZ 85023. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated and certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending the Loans to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect during the term of this Agreement.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor, and (c) the creating, occurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Agreement.

     FINANCIAL RECORDS. Maintain its books and records in accordance with n, applied on a consistent basis, and permit Lender to examine, audit and make and take away copies or reproductions of Borrower's books and records at all reasonable times. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a Security Interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy.

     GUARANTIES. Prior to or contemporaneously with the execution of this Agreement, furnish to Lender guaranty agreements executed by the guarantors named below covering such Loans or other Indebtedness and otherwise being in form and substance satisfactory to Lender in its sole and absolute discretion:

               GUARANTORS
               HYPERCOM CORPORATIONS, A DELAWARE CORPORATION
               HYPERCOM MANUFACTURING RESOURCES, INC., AN ARIZONA CORPORATION HYPERCOM LATIN AMERICA, INC., AN ARIZONA CORPORATION
               HYPERCOM, INC., AN ARIZONA CORPORATION

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN FEES AND CHARGES. In addition to all other agreed upon fees and charges, pay the following: $10,000.00 COMMITMENT/DOCUMENTATION FEE AND .30% UNUSED COMMITMENT FEE.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting principles. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans with Disabilities Act, all applicable environmental statutes, rules, regulations and ordinances and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all federal, state and local environmental laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; and furnish to Lender promptly and in any event within thirty
     (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     BORROWING BASE CERTIFICATE. Within 30 days after each month, Borrower shall deliver to Lender a borrowing base certificate, in form and detail satisfactory to Lender, along with such supporting documentation as Lender may request, including without limitation, an accounts receivable aging report and/or a list or schedule of Borrower's accounts receivable, inventory and/or equipment.

01-06-2000                   LOAN AGREEMENT                               Page 4
Loan No                        (Continued)
================================================================================

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

     MAINTAIN BASIC BUSINESS. Engage in any business activities substantially different than those in which Borrower is presently engaged.

     CONTINUITY OF OPERATIONS. Cease operations, liquidate, dissolve or merge or consolidate with or into any other entity.

     LIENS. Mortgage, assign, pledge, grant a security interest in or otherwise encumber Borrower's assets, except as allowed as a Permitted Lien.

     TRANSFER OF ASSETS. Transfer, sell or otherwise dispose of any of Borrower's assets other than in the ordinary course of business.

     CHANGE IN MANAGEMENT. Permit a change in the senior executive or management personnel of Borrower.

     TRANSFER OF OWNERSHIP. Permit the sale, pledge or other transfer of any ownership interest in Borrower.

CONDITIONS PRECEDENT TO ADVANCES. Lender's obligation to make any Advances or to provide any other financial accommodations to or for the benefit of Borrower hereunder shall be subject to the conditions precedent that as of the date of such advance or disbursement and after giving effect thereto (a) all representations and warranties made to Lender in this Agreement and the Related Documents shall be true and correct as of and as if made on such date, (b) no material adverse change in the financial condition of Borrower or any Guarantor since the effective date of the most recent financial statements furnished to Lender, or in the value of any Collateral, shall have occurred and be continuing, (c) no event has occurred and is continuing, or would result from the requested advance or disbursement, which with notice or lapse of time, or both, would constitute an Event of Default, (d) no Guarantor has sought, claimed or otherwise attempted to limit, modify or revoke such Guarantor's guaranty of any Loan, and (e) Lender has received all Related Documents appropriately executed by Borrower and all other proper parties.

ADDENDUM. An addendum, titled "ADDENDUM", is attached to this document and by this reference is made a part of this document just as if all the provisions, terms and conditions of the ADDENDUM had been fully set forth in this document.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on any of the Indebtedness.

     OTHER DEFAULTS. Failure of Borrower, any Guarantor or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement, the Note or in any of the other Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement now existing or hereafter arising between Lender and Borrower.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement or the Related Documents is false or misleading in any material respect.

     DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower, Grantor or any Guarantor to any third party under any agreement or undertaking.

     BANKRUPTCY OR INSOLVENCY. If the Borrower, Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

     LIQUIDATION, DEATH AND RELATED EVENTS. If Borrower, Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency.

     VIOLATION OF LAW. Any of the Real Property and/or Improvements, or any use of any of the Real Property and/or Improvements violates any law, ordinance, regulation or rule (Federal, state or local).

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, Lender may, at its option, without further notice or demand, (a) terminate all commitments and obligations of Lender to make Loans to Borrower, if any, (b) declare all Loans and any other Indebtedness immediately due and payable, (c) refuse to advance any additional amounts under the Note or to provide any other financial accommodations under this Agreement, or (d) exercise all the rights and remedies provided in the Note or in any of the Related Documents or available at law, in equity, or otherwise; provided, however, if any Event of Default of the type described in the "Bankruptcy or Insolvency" subsection above shall occur, all Loans and any other Indebtedness shall automatically become due and payable, without any notice, demand or action by Lender. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS.

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Arizona. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to any conflict of laws or provisions thereof.

     JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

     ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or

01-06-2000                      LOAN AGREEMENT                           Page 5
Loan No                          (Continued)

===============================================================================

     proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may hire one or more attorneys to help collect the Indebtedness if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document. Signature pages may be detached from the counterparts to a single copy of this Agreement to physically form one document.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor or Guarantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances, where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.


BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS EXECUTED AS OF THE DATE SET FORTH ABOVE.


BORROWER:

HYPERCOM FINANCIAL INC., an Arizona corporation

By: /s/ Scott Tsujita
   ---------------------------------------
    Scott Tsujita, VP Finance & Treasurer


LENDER:

Bank One, Arizona, NA


By: /s/ [illegible]
   ----------------------------------------
   Authorized Officer

===============================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.3.27a (c) 2000 CFI ProServices, Inc. All rights reserved.[AZ-C40 E3.27 F3.27 P3.27 HYPERCOM.LN C3.OVL]

                                    ADDENDUM

===============================================================================

Borrower:   HYPERCOM FINANCIAL               Lender:   Bank One, Arizona, NA
            2851 West Kathleen Road                    Commercial Banking
            Phoenix, AZ 85023-4053                     201 N. Central Avenue
                                                       Phoenix, AZ 85004

===============================================================================

This ADDENDUM is attached to and by this reference is made a part of the Loan Agreement, dated January 6, 2000 executed by Lender and Borrower ("Agreement").

ADDITIONAL AFFIRMATIVE COVENANT -- FINANCIAL STATEMENTS OF HYPERCOM FINANCIAL. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender with the annual financial statements, including a balance sheet, income statement and statement of changes in financial position, for the year ended, of Borrower, within one hundred twenty
(120) days after the end of its fiscal year end, such financial statements to be prepared internally and being in a form reasonably acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by as being true and correct.

ADDITIONAL AFFIRMATIVE COVENANT -- FINANCIAL STATEMENTS OF HYPERCOM FINANCIAL. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender within forty five (45) days of each fiscal quarter, the interim financial statements of Borrower, including a balance sheet, income statement and statement of changes in financial position, for the period ended, prepared and certified, subject to year end review adjustments, as correct to the best knowledge and belief by its chief financial officer or other person reasonably acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by as being true and correct.

ADDITIONAL AFFIRMATIVE COVENANT -- FINANCIAL STATEMENTS OF HYPERCOM CORPORATION. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender with the annual financial statements, including a balance sheet, income statement and statement of changes in financial position, for the year ended, of HYPERCOM CORPORATION, a Delaware corporation within one hundred twenty (120) days after the end of its fiscal year end, such financial statements to be audited by certified public accountant(s) reasonably acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by as being true and correct.

ADDITIONAL AFFIRMATIVE COVENANT -- FINANCIAL STATEMENTS OF HYPERCOM FINANCIAL. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender within forty five (45) days of each fiscal quarter, the interim financial statements of HYPERCOM CORPORATION, a Delaware corporation, including a balance sheet, income statement and statement of changes in financial position, for the period ended, prepared and certified, subject to year end review adjustments, as correct to the best knowledge and belief by its chief financial officer or other person reasonably acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by as being true and correct.

ADDITIONAL AFFIRMATIVE COVENANT -- COVENANT COMPLIANCE OF GOLDEN EAGLE CREDIT CORPORATION. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, GOLDEN EAGLE CREDIT CORPORATION, a New York corporation will provide Lender with a copy of the financial covenant compliance report prepared for Fleet Bank, within forty five (45) days of each quarter end, which reports shall contain such information as Fleet Bank may require.

ADDITIONAL AFFIRMATIVE COVENANT -- ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, HYPERCOM CORPORATION, a Delaware corporation, will provide Lender, within thirty (30) days of each month, an aging and listing of all accounts receivable prepared in accordance with generally accepted accounting principles which itemizes each account debtor by name and addresses and which states the total amount payable to HYPERCOM CORPORATION, a Delaware corporation, and contains a breakdown indicating future amounts due and when due, current amounts due, amounts thirty (30) days past due, sixty (60) days past due, and ninety (90) or more days past due, and reflecting any credit adjustments, returns and allowances; and an aging and listing of all accounts payable-trade prepared in a similar manner.

ADDITIONAL EVENTS OF DEFAULT. In addition to the Events of Default listed previously in this Agreement, the default by Golden Eagle Credit Corporation ("GECC"), an affiliate of Borrower, under the terms and conditions of that certain Loan Agreement dated November 10, 1993, between GECC and Fleet Bank, as such Loan Agreement may be amended, modified, renewed or replaced, shall constitute an Event of Default hereunder.

ADDITIONAL NEGATIVE COVENANT. Borrower hereby covenants and agrees not to, without the prior written consent of Lender, pledge, assign, encumber, transfer, or grant a security interest in any equipment leases, rents, lease payments, or residual payments relating to any leases of equipment where Borrower is the lessor except for those in existence as of the date hereof.

ADDITIONAL DEFINITION -- BORROWING BASE. The section entitled "Borrowing Base" is hereby deleted in its entirety and replaced with the following definition:

     BORROWING BASE. The words "Borrowing Base" mean the sum of (i) 80.000% of the aggregate amount of Eligible Accounts, plus (ii) 50.000% of the aggregate amount of Eligible Inventory;


Dated this 6th day of January, 2000


HYPERCOM FINANCIAL, INC., an                      BANK ONE, ARIZONA, NA, a
Arizona corporation                               national banking association



By:  /s/ Scott Tsujita                            By:  /s/ Scott T. Schaefer
     ------------------------                          ------------------------
     Scott Tsujita,                                    Scott T. Schaefer,
     VP finance & Treasurer                            Senior Vice President